                                                              EXHIBIT 99.2
                                  INTRODUCTION

The following unaudited pro forma combined, condensed statement of operations adjust the historical statements of operations data for the year ended December 31, 1995 and the nine months ended September 30, 1996 include adjustments to give effect to: (i) the acquisition of World Communications Inc. ("World") on September 22, 1995, Public Telephone Corporation ("Public") on October 15, 1995, International Pay Phones, Inc. (a South Carolina company) ("IPP SC") and International Pay Phones, Inc. (a Tennessee company) ("IPP TN") (collectively "IPP"), on March 15, 1996, Paramount Communications Systems, Inc. ("Paramount") on March 15, 1996, Pay Phones of America, Inc. ("POA") effective August 1, 1996 and ACI-HDT Supply Company, Amtel Communications Services, Amtel Communications Correctional Facilities, Amtel Communications, Inc. and Amtel Communications Payphones, Inc., Debtors-in- Possession, (collectively referred to as "Amtel") on September 13, 1996; (ii) the funds Borrowed under the Credit Agreement; (iii) the sale by the Company of $20 million of Common Stock pursuant to the Stock Offering; (iv) the sale by the Company of $125 million of senior debt pursuant to the Debt Offering and the application of the proceeds therefrom and (v) the acquisition of Cherokee on January 3, 1997, and Texas Coinphone on January 14, 1997 (which were funded with the proceeds from the Equity Offering and the Debt Offering).


The following unaudited pro forma combined condensed balance sheet as of September 30, 1996, adjusts the historical balance sheet to give effect to: (i) the Cherokee and Texas Coinphone acquisitions; (ii) the sale by the Company of $20 million of Common Stock pursuant to the Equity Offering; and (iii) the sale by the Company of $125 million of Senior Notes pursuant to the Debt Offering and the application of the net proceeds therefrom, including the repayment of the $41,000,000 borrowed pursuant to the credit facility ("Credit Agreement") provided by Internationale Nederlanden (U.S.) Capital Corporation and Cerberus Partners, L.P. (collectively known as "Lenders").

Cherokee's fiscal year ends on September 30, accordingly the historical and pro forma information relating to Cherokee is for the nine month period ended June 30, 1996 and as of June 30, 1996. All purchase price allocations for the acquisitions are preliminary in nature and are subject to change within twelve months following each acquisition based on refinements as actual data becomes available.

The pro forma adjustments are included in the unaudited pro forma balance sheet as if the transactions had occurred on September 30, 1996 and in the unaudited pro forma statements of operations as if the transactions had occurred at the beginning of each period presented. The audited pro forma combined condensed financial data should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this filing, and are not necessarily indicative of the results of operations that might have occurred if the transactions had taken place on the dates indicated or which might occur in any future period.

PHONETEL TECHNOLOGIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995

----------------------------------------------------------------------------------------------------------------------

                                                                                                   Pro Forma
File:PFINC                                  World, Public                                         Adjustments
               16-Jan-97                      Telephone,                                           for 1995
               04:40:10PM    PhoneTel         IPP and                                             and 1996
                           Technologies     Paramount (a)         Amtel              POA         Acquisitions
                          ----------------  ---------------  ----------------  ---------------- ----------------
Revenues
Coin calls                    $12,130,189      $12,474,844        $9,689,179        $3,747,247        ($295,000)
Non-coin                        3,776,501        5,771,598         5,459,411         4,418,667         (964,000)
Other                           2,811,293          147,259         1,910,550            49,221       (1,612,000)
                          ----------------  ---------------  ----------------  ---------------- ----------------
                               18,717,983       18,393,701        17,059,140         8,215,135       (2,871,000)(b)
                          ----------------  ---------------  ----------------  ---------------- ----------------
Operating expenses:
Line and transmission
     charges                    5,475,699        6,377,191         6,862,015         3,599,271       (1,695,000)(c)
Location commissions            3,467,626        2,361,157         3,921,741         1,178,156       (1,067,000)(d)
Field operations                5,310,262        1,847,352         2,719,090           289,036       (3,027,000)(e)
Depreciation and
     amortization               4,383,049        2,059,628         1,621,029         1,218,095        8,529,000 (f)
Selling, general and
     administrative             3,200,742        5,229,060        15,103,091         1,911,624      (14,310,000)(g)
Other unusual  charges
     and contractual
     settlements                2,169,503                -                 -                 -                -
                          ----------------  ---------------  ----------------  ---------------- ----------------

                               24,006,881       17,874,388        30,226,966         8,196,182      (11,570,000)
                          ----------------  ---------------  ----------------  ---------------- ----------------

Loss from operations           (5,288,898)         519,313       (13,167,826)           18,953        8,699,000
                          ----------------  ---------------  ----------------  ---------------- ----------------

Other income (expense):
Interest expense:
     Related parties                    -                -                 -                 -       (7,009,000)(h)
     Others                      (836,911)      (1,109,102)       (7,429,502)         (971,141)       7,525,000 (i)
Interest income                    16,112           21,320                 -               415                -
Reorganization expenses                 -                -          (539,942)                -          539,942 (j)
Other                                   -         (311,932)         (429,967)          (68,517)         429,967 (j)
                          ----------------  ---------------  ----------------  ---------------- ----------------
Total other income
     (expense)                   (820,799)      (1,399,714)       (8,399,411)       (1,039,243)       1,485,909
                          ----------------  ---------------  ----------------  ---------------- ----------------
Loss before income
     taxes and
     extraordinary item        (6,109,697)        (880,401)      (21,567,237)       (1,020,290)      10,184,909
Income taxes                            -           38,100             4,000          (277,720)         (42,100)(k)
                          ----------------  ---------------  ----------------  ---------------- ----------------
Loss before
     extraordinary item       ($6,109,697)       ($918,501)     ($21,571,237)        ($742,570)     $10,227,009
                          ================  ===============  ================  ================ ================

Earnings per share:
Preferred dividend               (309,668)        (343,567)                -                 -                -
                          ----------------  ---------------  ----------------  ---------------- ----------------
Loss before
     extraordinary item
     applicable to
     common shareholders      ($6,419,365)     ($1,262,068)     ($21,571,237)        ($742,570)     $10,227,009
                          ================  ===============  ================  ================ ================
Loss per common share              ($3.29)
                          ================
Number of shares                1,950,561        1,083,694         2,162,163           166,666
                          ================  ===============  ================  ================


-----------------------------------------------------------------------------------------------------------------

                                 Pro Forma               Pro Forma for
                                Adjustments             1995 and 1996
                                for Equity              Acquisitions,
                                 Offering               Equity Offering
                                 and Debt                   and Debt                                  Texas
                                 Offering                  Offering               Cherokee         Coinphone
                             ------------------        ----------------       ---------------- ----------------
Revenues
Coin calls                                    -            $37,746,459            $14,036,665         $846,210
Non-coin                                      -             18,462,177             17,049,394          553,337
Other                                         -              3,306,323                505,581                -
                             ------------------        ----------------       ---------------- ----------------
                                              -             59,514,959             31,591,640        1,399,547
                             ------------------        ----------------       ---------------- ----------------
Operating expenses:
Line and transmission
     charges                                  -             20,619,176              9,673,772          513,036
Location commissions                          -              9,861,680              4,909,445          135,746
Field operations                              -              7,138,740              3,121,831          280,706
Depreciation and
     amortization                             -             17,810,801              4,298,090          151,926
Selling, general and
     administrative                                         11,134,517              5,520,405          357,197
Other unusual  charges                        -
     and contractual
     settlements                              -              2,169,503                      -                -
                             ------------------        ----------------       ---------------- ----------------
                                              -             68,734,417             27,523,543        1,438,611
                             ------------------        ----------------       ---------------- ----------------

Loss from operations                          -             (9,219,458)             4,068,097          (39,064)
                             ------------------        ----------------       ---------------- ----------------

Other income (expense):
Interest expense:
     Related parties                 $7,009,000 (l)                  -                      -                -
     Others                         (13,498,000)(m)        (16,319,656)            (1,631,416)         (57,561)
Interest income                               -                 37,847                 57,278           21,563
Reorganization expenses                       -                      -                      -                -
Other                                         -               (380,449)             1,125,630          281,501
                             ------------------        ----------------       ---------------- ----------------
Total other income
     (expense)                       (6,489,000)           (16,662,258)              (448,508)         245,503
                             ------------------        ----------------       ---------------- ----------------
Loss before income
     taxes and
     extraordinary item              (6,489,000)           (25,881,716)             3,619,589          206,439
Income taxes                                  -               (277,720)             1,399,140                -
                             ------------------        ----------------       ---------------- ----------------
Loss before
     extraordinary item             ($6,489,000)          ($25,603,996)            $2,220,449         $206,439
                             ==================        ================       ================ ================

Earnings per share:
Preferred dividend                            -               (653,235)                     -                -
                             ------------------        ----------------       ---------------- ----------------
Loss before
     extraordinary item
     applicable to
     common shareholders            ($6,489,000)          ($26,257,231)(o)         $2,220,449         $206,439
                             ==================        ================       ================ ================
Loss per common share                                           ($2.17)(o)
                                                       ================
Number of shares                      6,750,000(n)          12,113,084
                             ==================        ================

-------------------------------------------------------------------------


                                                         Pro Forma
                                 Pro Forma           for 1995 , 1996 and
                                Adjustments           1997 Acquisitions,
                                  for 1997              Equity Offering
                               Acquisitions           and Debt Offering
                             ----------------       ---------------------
Revenues
Coin calls                                 -                 $52,629,334
Non-coin                         ($1,105,000)(p)              34,959,908
Other                                      -                   3,811,904
                             ----------------       ---------------------
                                  (1,105,000)                 91,401,146
                             ----------------       ---------------------
Operating expenses:
Line and transmission
     charges                               -                  30,805,984
Location commissions                       -                  14,906,871
Field operations                  (1,233,000)(p)               9,308,277
Depreciation and
     amortization                  8,010,000 (q)              30,270,817
Selling, general and
     administrative               (1,130,000)(r)              15,882,119
Other unusual  charges
     and contractual
     settlements                           -                   2,169,503
                             ----------------       ---------------------
                                   5,647,000                 103,343,571
                             ----------------       ---------------------

Loss from operations              (6,752,000)                (11,942,425)
                             ----------------       ---------------------

Other income (expense):
Interest expense:
     Related parties                       -                           -
     Others                        1,689,000 (s)             (16,319,633)
Interest income                      (21,563)(t)                  95,125
Reorganization expenses                    -                           -
Other                               (281,501)(u)                 745,181
                             ----------------       ---------------------
Total other income
     (expense)                     1,385,936                 (15,479,327)
                             ----------------       ---------------------
Loss before income
     taxes and
     extraordinary item           (5,366,064)                (27,421,752)
Income taxes                               -                   1,121,420
                             ----------------       ---------------------
Loss before
     extraordinary item          ($5,366,064)               ($28,543,172)
                             ================       =====================

Earnings per share:
Preferred dividend                         -                    (653,235)
                             ----------------       ---------------------
Loss before
     extraordinary item
     applicable to
     common shareholders         ($5,366,064)               ($29,196,407)
                             ================       =====================
Loss per common share                                             ($2.41)
                                                    =====================
Number of shares                                              12,113,084
                                                    =====================



                        The accompanying Footnotes to the
 Unaudited Pro Forma Combined Condensed Statement of Operations are an integral part of these financial statements.

FOOTNOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

(a) Represents the operations of World, Public Telephone, Paramount, IPP SC and IPP TN for the period from January 1, 1995 through the date indicated.

                                         -----------------------------------------------------------------------------------------
                                              World     Public Telephone   Paramount         IPP SC           IPP TN
                                         January 1, 1995 January 1, 1995 January 1, 1995  January 1, 1995  January 1, 1995
                                         -September 21,   -October 14,    -December 31,    -December 31,   -December 31,
                                              1995            1995            1995             1995             1995     Combined
                                         --------------- ------------    ------------    ------------    ------------ ------------
Revenues:
       Coin calls                          $  2,791,016  $  1,376,867    $  3,751,744    $  3,360,596    $  1,194,621 $ 12,474,844
       Non-coin                               3,467,687       380,187       1,923,724            --              --      5,771,598
       Other                                     58,345        88,914            --              --              --        147,259
                                           ------------  ------------    ------------    ------------    ------------ ------------
                                              6,317,048     1,845,968       5,675,468       3,360,596       1,194,621   18,393,701
                                           ------------  ------------    ------------    ------------    ------------ ------------
Operating expenses:
       Line and transmission charges          2,706,199       535,771       1,543,956         983,204         608,061    6,377,191
       Location commissions                     852,944       196,243         696,443         615,527            --      2,361,157
       Field operating expenses               1,026,000       112,071            --           709,281            --      1,847,352
       Depreciation and amortization            855,059       268,262         393,204         451,929          91,174    2,059,628
       Selling, general and administrative    1,276,056       594,588       2,407,479         479,083         471,854    5,229,060
                                           ------------  ------------    ------------    ------------    ------------ ------------
                                              6,716,258     1,706,935       5,041,082       3,239,024       1,171,089   17,874,388
                                           ------------  ------------    ------------    ------------    ------------ ------------
Income (loss) from operations                  (399,210)      139,033         634,386         121,572          23,532      519,313
                                           ------------  ------------    ------------    ------------    ------------ ------------
Other income (expense):
       Interest expense                        (590,980)     (304,664)        (64,210)       (149,248)           --     (1,109,102)
       Interest income                              834         3,371          14,800             733           1,582       21,320
       Other                                       --        (226,701)        (85,231)           --              --       (311,932)
                                           ------------  ------------    ------------    ------------    ------------ ------------
Total other income (expense)                   (590,146)     (527,994)       (134,641)       (148,515)          1,582   (1,399,714)
                                           ------------  ------------    ------------    ------------    ------------ ------------
Income (loss) before income taxes              (989,356)     (388,961)        499,745         (26,943)         25,114     (880,401)
       Income taxes                                --            --              --            35,800           2,300       38,100
                                           ------------  ------------    ------------    ------------    ------------ ------------
Net income (loss)                          ($   989,356) ($   388,961)   $    499,745    ($    62,743)   $     22,814 ($   918,501)
                                           ============  ============    ============    ============    ============ ============


(b) Represents the estimated reduction in revenues for assets not acquired.


                                                                                                                       -----------
              Amtel                                                                                                    $ 2,859,000
              POA                                                                                                           12,000
                                                                                                                       -----------
                                                                                                                       $ 2,871,000
                                                                                                                       ===========


(c) Represents estimated reduction in line and transmission charges to reflect lower volumes at Amtel due to assets not acquired and better aggregate rates due to overall increase in traffic in the Amtel regions.


(d) Represents estimated lower location commissions due to assets not acquired.


                                                                                                                        ----------
              Amtel                                                                                                       $800,000
              Public Telephone                                                                                             267,000
                                                                                                                        ----------
                                                                                                                        $1,067,000
                                                                                                                        ==========

(e) Represents estimated reduction in other operating expenses primarily resulting from eliminating certain offices, redundant operating personnel, costs of operations not acquired (principally Amtel) and elimination of costs associated with the bankruptcy of Amtel.

                                                                    ----------
              World, Public Telephone, IPP and Paramount            $  800,000
              Amtel                                                  2,132,000
              POA                                                       95,000
                                                                    ----------
                                                                    $3,027,000
                                                                    ==========


(f) Represents additional depreciation and amortization associated with the acquired tangible and intangible assets.

                                                            -----------------------------------------------
                                                                                        Lives
                                                                          ---------------------------------
                                                                Amount       Tangible        Intangible
                                                            ------------  -------------    ----------------
                                                                                       (months)
            World, Public Telephone, IPP and Paramount      $6,117,000     60                24-60
            Amtel                                            1,008,000     60                 54
            POA                                              1,404,000     60                60-72
                                                            ----------
                                                            $8,529,000
                                                            ==========


(g) Represents estimated reductions in selling, general and administrative expenses resulting primarily from eliminating certain offices, executives and administrative personnel, costs associated with operations not acquired (principally Amtel), elimination of costs associated with the bankruptcy of Amtel.

                                                                   -----------
            World, Public Telephone, IPP and Paramount             $ 2,004,000
            Amtel                                                   11,361,000
            POA                                                        945,000
                                                                   -----------
                                                                   $14,310,000
                                                                   ===========


(h) Represents additional interest expense for borrowings under the Credit Agreement.

                                                                             -------------------------------------------------------
                                                                                 Amount             Interest           Pro Forma
                                                                                Borrowed              Rate              Expense
                                                                             ----------------    ---------------    ----------------
   To fund the acquisitions of World, Public Telephone, IPP and Paramount        $32,223,484         13.25%              $4,270,000
   To fund the acquisitions of Amtel and POA and to pay related expenses
          and other obligations                                                    8,776,516         13.25%               1,163,000
   Accretion of original issue debt discount                                                                              1,576,000
                                                                                                                    ----------------
                                                                                                                         $7,009,000
                                                                                                                    ================


(i) Represents reduction in interest expense to reflect elimination of separate Company borrowings, offset by interest expense on POA Sellers' Notes.

                                                                   -----------
            World, Public Telephone, IPP and Paramount             $  650,000
            Amtel                                                   7,430,000
            POA                                                      (555,000)
                                                                   -----------
                                                                   $7,525,000
                                                                   ===========

(j) Represents elimination of Amtel reorganization expense subsequent to Amtel's filing of bankruptcy and elimination of non-recurring loss on disposal of assets at Amtel.


(k) Represents elimination of income tax expense.


(l) Represents elimination of interest expense incurred under the Credit Agreement.


(m) Represents increase in interest expense.

                                                      --------------------------------------------------------------------------
                                                          Amount            Interest             Months            Interest
                                                        Outstanding           Rate            Outstanding           Expense
                                                      ----------------   ----------------    ---------------    ----------------
    Debt pursuant to the Debt Offering                    125,000,000          12%                       12         $15,000,000
    Interest savings on the POA Sellers' Notes and
    repayment of capital leases.                                                                                     (1,502,000)
                                                                                                                ----------------
                                                                                                                    $13,498,000
                                                                                                                ================


(n) Represents 6,750,000 shares of Common Stock to be sold pursuant to the Company Stock Offering at $3.00 per share.


(o) Loss per share excludes an increase of the loss to common shareholders of
    (i) $2,002,386 which was realized on redemption of the 10% Preferred, 8% Preferred, and 7% Preferred; (ii) an extraordinary loss of $267,281 realized on the restructuring of the Company's debt on March 15, 1996; and (iii) and estimated extraordinary loss of $9,805,281 to be realized on the early retirement of the borrowings under the Credit Agreement.


(p) Represents the estimated reduction in other operating expenses primarily to eliminate redundant operations and operations personnel and the reclassifications of chargebacks to non-coin revenue for the Cherokee to conform to PhoneTel's presentation.

                                                                    ----------
            Cherokee                                                $   40,000
            Texas Coinphone                                             88,000
            Reclassification of chargebacks                          1,105,000
                                                                    ----------
                                                                    $1,233,000
                                                                    ===========


(q) Represents additional depreciation and amortization associated with the acquired tangible and intangible assets for the 1997 Completed Acquisitions.

                                                 -------------------------------------------------------
                                                                                   Lives
                                                                     -----------------------------------
                                                     Amount             Tangible          Intangible
                                                 ----------------    ---------------    ----------------
                                                                                  (months)
             Cherokee                                 $7,481,000           60                60-82
             Texas Coinphone                             529,000           60                 72
                                                 ----------------
                                                      $8,010,000
                                                 ================

(r) Represents estimated reductions in selling, general and administrative expenses to reflect the elimination of certain offices, executives and administrative personnel.


                                                                                    -----------
            Cherokee                                                                $1,000,000
            Texas Coinphone                                                            130,000
                                                                                    -----------
                                                                                    $1,130,000
                                                                                    ===========


(s) Represents the estimated reductions in interest expense to reflect elimination of separate Company borrowings.

                                                                                    -----------
            Cherokee                                                                $1,631,000
            Texas Coinphone                                                             58,000
                                                                                    -----------
                                                                                    $1,689,000
                                                                                    ===========


(t) Represents elimination of Texas Coinphone interest income.


(u) Represents elimination of Texas Coinphone other income which relates to assets not acquired.

PHONETEL TECHNOLOGIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

-------------------------------------------------------------------------------------------------------------------------



File:PFINC                                                                                           Pro Forma
                  16-Jan-97                                                                         Adjustments
                 10:40:10PM    PhoneTel          IPP and                                             for 1996
                             Technologies     Paramount (a)       Amtel (b)         POA (c)        Acquisitions
                            ---------------- ----------------  ----------------  ---------------  ----------------
Revenues
Coin calls                      $16,988,697       $1,883,110        $6,653,874       $1,769,257                 -
Non-coin                          9,308,538          590,457         3,464,990        1,795,827                 -
Other                             2,018,191           15,113            87,968          831,179          ($28,000)(d)
                            ---------------- ----------------  ----------------  ---------------  ----------------
                                 28,315,426        2,488,680        10,206,832        4,396,263           (28,000)
                            ---------------- ----------------  ----------------  ---------------  ----------------
Operating expenses:
Line and transmission
     charges                      6,800,782          585,463         3,440,664          814,759                 -
Location commissions              4,101,195          376,269         2,322,097          509,461                 -
Field operations                  8,102,314          356,816           456,092        1,237,567          (247,000)(e)
Depreciation and
     amortization                 8,876,238          183,931         1,101,916          695,490         2,442,000 (f)
Selling, general and
     administrative               3,757,559          492,244         3,161,957        1,149,506        (1,881,000)(g)
Other unusual charges
     and contractual
     settlements                  5,517,753                -                 -                -                 -
                            ---------------- ----------------  ----------------  ---------------  ----------------

                                 37,155,841        1,994,723        10,482,726        4,406,783           314,000
                            ---------------- ----------------  ----------------  ---------------  ----------------

Loss from operations             (8,840,415)         493,957          (275,894)         (10,520)         (342,000)
                            ---------------- ----------------  ----------------  ---------------  ----------------

Other income (expense):
Interest expense:
     Related parties             (3,588,420)               -                 -                -          (815,000)(h)
     Others                        (551,243)         (30,881)           (8,508)        (388,768)         (453,000)(i)
Interest income                           -                -             2,248            4,111                 -
Reorganization expenses                   -                -        (1,105,843)               -         1,105,843 (j)
Other                                     -          (12,638)       (1,342,615)         (64,036)        1,342,615 (j)
                            ---------------- ----------------  ----------------  ---------------  ----------------
Total other income
     (expense)                   (4,139,663)         (43,519)       (2,454,718)        (448,693)        1,180,458
                            ---------------- ----------------  ----------------  ---------------  ----------------
Loss before income
     taxes and
     extraordinary item         (12,980,078)         450,438        (2,730,612)        (459,213)          838,458
Income taxes                              -                -             5,667                -            (5,667)(k)
                            ---------------- ----------------  ----------------  ---------------  ----------------
Loss before
     extraordinary item        ($12,980,078)        $450,438       ($2,736,279)       ($459,213)         $844,125
                            ================ ================  ================  ===============  ================

Earnings per share :
Preferred dividend                 (269,565)               -                 -                -                 -
                            ---------------- ----------------  ----------------  ---------------  ----------------
Loss before
     extraordinary item
     applicable to
     common shareholders       ($13,249,643)        $450,438       ($2,736,279)       ($459,213)         $844,125
                            ================ ================  ================  ===============  ================
Loss per common share                ($3.08)
                            ================

Number of shares                  4,305,130          154,330         2,037,324          129,629
                            ================ ================  ================  ===============

---------------------------------------------------------------------------------------------------------------------------------

                           Pro Forma            Pro Forma
                          Adjustments           for 1996                                                            Pro Forma
                          for Equity          Acquisitions,                                     Pro Forma       for 1996 and 1997
                           Offering          Equity Offering                                   Adjustments        Acquisitions,
                          and Debt             and Debt                             Texas      for 1997         Equity Offering
                            Offering             Offering             Cherokee    Coinphone   Acquisitions     and Debt Offering
                          --------------     ----------------       ------------  ----------  ---------------   -----------------
Revenues
Coin calls                            -          $27,294,938        $12,571,961    $910,263                -       $40,777,162
Non-coin                              -           15,159,812         11,061,973     403,573        ($736,000)(p)    25,889,358
Other                                 -            2,924,451            817,273      39,485                -         3,781,209
                          --------------     ----------------       ------------  ----------  ---------------     -------------
                                      -           45,379,201         24,451,207   1,353,321         (736,000)       70,447,729
                          --------------     ----------------       ------------  ----------  ---------------     -------------
Operating expenses:
Line and transmission
     charges                          -           11,641,668          6,451,165     459,477                -        18,552,310
Location commissions                  -            7,309,022          3,885,956     153,801                -        11,348,779
Field operations                      -            9,905,789          4,107,855      85,843         (878,000)(p)    13,221,487
Depreciation and
     amortization                     -           13,299,575          3,831,645      56,398        6,065,000 (q)    23,252,618
Selling, general and
     administrative                   -            6,680,266          4,909,963     432,635         (847,000)(r)    11,175,864
Other unusual charges
     and contractual
     settlements                      -            5,517,753                  -           -                -         5,517,753
                          --------------     ----------------       ------------  ----------  ---------------     -------------

                                      -           54,354,073         23,186,584   1,188,154        4,340,000        83,068,811
                          --------------     ----------------       ------------  ----------  ---------------     -------------

Loss from operations                  -           (8,974,872)         1,264,623     165,167       (5,076,000)      (12,621,082)
                          --------------     ----------------       ------------  ----------  ---------------     -------------

Other income (expense):
Interest expense:
     Related parties         $4,375,000 (l)          (28,420)                 -           -                -           (28,420)
     Others                 (10,416,000)(m)      (11,848,400)        (1,358,917)    (51,325)       1,410,242 (s)   (11,848,400)
Interest income                       -                6,359              3,645           -                -            10,004
Reorganization expenses               -                    -                  -           -                -                 -
Other                                 -              (76,674)           (17,365)    123,236         (123,236)(t)       (94,039)
                          --------------     ----------------       ------------  ----------  ---------------     -------------
Total other income
     (expense)               (6,041,000)         (11,947,135)        (1,372,637)     71,911        1,287,006       (11,960,855)
                          --------------     ----------------       ------------  ----------  ---------------     -------------
Loss before income
     taxes and
     extraordinary item      (6,041,000)         (20,922,007)          (108,014)    237,078       (3,788,994)      (24,581,937)
Income taxes                          -                    -            (19,188)          -                -           (19,188)
                          --------------     ----------------       ------------  ----------  ---------------     -------------
Loss before
     extraordinary item     ($6,041,000)        ($20,922,007)          ($88,826)   $237,078      ($3,788,994)     ($24,562,749)
                          ==============     ================       ============  ==========  ===============     =============

Earnings per share :
Preferred dividend                    -             (269,565)                 -           -                -          (269,565)
                          --------------     ----------------       ------------  ----------  ---------------     -------------
Loss before
     extraordinary item
     applicable to
     common shareholders    ($6,041,000)        ($21,191,572)(o)       ($88,826)   $237,078      ($3,788,994)     ($24,832,314)
                          ==============     ================       ============  ==========  ===============     =============
Loss per common share                                 ($1.58)(o)                                                        ($1.86)
                                             ================                                                     =============

Number of shares              6,750,000 (n)       13,376,413                                                        13,376,413
                          ==============     ================                                                     =============


                          The accompanying Footnotes to
   the Unaudited Pro Forma Combined Condensed Statement of Operations are an
                  integral part of these financial statements.

FOOTNOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

(a) Represents the operations of IPP SC , IPP TN and Paramount for the period from January 1, 1996 through March 15, 1996.

                                                             ---------------------------------------------------------------------
                                                                 IPP SC             IPP TN            Paramount         Combined
                                                             ----------------   ----------------    ---------------   ------------
        Revenues:
               Coin calls                                           $648,143           $193,203         $1,041,764     $1,883,110
               Non-coin                                                    -                  -            590,457        590,457
               Other                                                   1,199             13,914                  -         15,113
                                                             ----------------   ----------------    ---------------   ------------
                                                                     649,342            207,117          1,632,221      2,488,680
                                                             ----------------   ----------------    ---------------   ------------
        Operating expenses:
               Line and transmission charges                         234,659             74,923            275,881        585,463
               Location commissions                                  115,660             28,752            231,857        376,269
               Field operating expenses                               68,844             21,630            266,342        356,816
               Depreciation and amortization                          82,614             19,399             81,918        183,931
               Selling, general and administrative                   195,643            100,538            196,063        492,244
                                                             ----------------   ----------------    ---------------   ------------
                                                                     697,420            245,242          1,052,061      1,994,723
                                                             ----------------   ----------------    ---------------   ------------
        Income (loss) from operations                                (48,078)           (38,125)           580,160        493,957
                                                             ----------------   ----------------    ---------------   ------------
        Other income (expense):
               Interest expense                                      (18,088)            (1,423)           (11,370)       (30,881)
               Other                                                       -                  -            (12,638)       (12,638)
                                                             ----------------   ----------------    ---------------   ------------
        Total other income (expense)                                 (18,088)            (1,423)           (24,008)       (43,519)
                                                             ----------------   ----------------    ---------------   ------------
        Income (loss) before income taxes                            (66,166)           (39,548)           556,152        450,438
               Income taxes                                                -                  -                  -              -
                                                             ----------------   ----------------    ---------------   ------------
        Net income (loss)                                           ($66,166)          ($39,548)          $556,152       $450,438
                                                             ================   ================    ===============   ============


(b) Represents the operation of Amtel for the period January 1, 1996 through September 12, 1996.


(c) Represents the operations of POA for the period January 1, 1996 through July 31, 1996.


(d) Represents the estimated reduction in revenues previously generated from assets not acquired in the acquisition of POA.


(e) Represents the estimated reduction in other operating expenses primarily resulting from eliminating certain offices, redundant personnel and costs of operations not acquired (principally Amtel).


                                                                     ----------
            Amtel                                                     $ 35,000
            POA                                                        212,000
                                                                     ----------
                                                                      $247,000
                                                                     ==========


(f) Represents additional depreciation and amortization associated with the acquired tangibles and intangible assets.

                                              ------------------------------------------------------
                                                                               Lives
                                                                 -----------------------------------
                                                 Amount             Tangible          Intangible
                                              ---------------    ---------------    ----------------
                                                                              (months)
            IPP and Paramount                     $   745,000           60                 60
            Amtel                                     761,000           60                 54
            POA                                       936,000           60                60-72
                                              ---------------
                                                   $2,442,000
                                              ===============

(g) Represents estimated reductions in selling, general and administrative expenses principally resulting from elimination of pre-petition expenses at Amtel and redundant personnel.


                                                                   ------------
            IPP and Paramount                                       $  239,000
            Amtel                                                    1,153,000
            POA                                                        489,000
                                                                   ------------
                                                                    $1,881,000
                                                                   ============


(h) Represents additional interest expense for borrowings under the Credit Agreement to fund the acquisitions of Amtel and POA, net of $57,000 recorded by the Company from the dates of acquisition through September 30, 1996.

                                                    -------------------------------------------------------
                                                       Borrowed            Interest           Pro Forma
                                                        Amount               Rate              Expense
                                                    ----------------    ---------------    ----------------
                                                         $8,776,546         13.25%                $815,000
                                                    ================    ===============    ================


(i) Represents reduction in interest expense to reflect elimination of separate Company borrowings offset by interest expense on POA Sellers' Notes.


                                                                   -----------
           Amtel                                                     $  9,000
           POA                                                       (462,000)
                                                                   -----------
                                                                    ($453,000)
                                                                   ===========


(j) Represents elimination of Amtel reorganization expenses subsequent to Amtel's filing of bankruptcy and elimination of non-recurring loss on disposal of assets at Amtel.


(k) Represents elimination of income tax expense.


(l) Represents elimination of interest expense incurred under the Credit Agreement.


(m) Represents increase in interest expense.

                                                                        -----------------------------------------------------------
                                                                            Amount         Interest       Months      Interest
                                                                          Outstanding        Rate      Outstanding     Expense
                                                                        ---------------- ------------ -------------  --------------
            Debt pursuant to the Debt Offering                              125,000,000       12%           6          $11,250,000
            Interest savings on the POA Sellers' Notes and repayment of
            capital leases.                                                                                               (834,000)
                                                                                                                     --------------
                                                                                                                       $10,416,000
                                                                                                                     ==============


(n) Represents 6,750,000 shares of Common Stock to be sold pursuant to the Company Stock Offering at $3.00 per share.


(o) Loss per share excludes an increase of the loss to common shareholders of
    (i) $2,002,386 which was realized on redemption of the 10% Preferred, 8% Preferred, and 7% Preferred; (ii) an extraordinary loss of $267,281 realized on the restructuring of the Company's debt on March 15, 1996; and (iii) and estimated extraordinary loss of $9,805,281 to be realized on the early retirement of the borrowings under the Credit Agreement.

(p) Represents the estimated reduction in other operating expenses primarily to eliminate redundant operations and operations personnel and the reclassifications of chargebacks to non-coin revenue for the Cherokee to conform to PhoneTel's presentation.


                                                                     ----------
            Cherokee                                                  $ 76,000
            Texas Coinphone                                             66,000
            Reclassification of chargebacks                            736,000
                                                                     ----------
                                                                      $878,000
                                                                     ==========


(q) Represents additional depreciation and amortization associated with the acquired tangible and intangible assets for the 1997 Completed Acquisitions.

                                               -------------------------------------------------------
                                                                                 Lives
                                                                   -----------------------------------
                                                   Amount             Tangible          Intangible
                                               ----------------    ---------------    ----------------
                                                                                (months)
            Cherokee                                $5,611,000           60                60-82
            Texas Coinphone                            454,000           60                 72
                                               ----------------
                                                    $6,065,000
                                               ================


(r) Represents estimated reductions in selling, general and administrative expenses to reflect the elimination of certain offices, executives and administrative personnel.


                                                                    ----------
            Cherokee                                                  $750,000
            Texas Coinphone                                             97,000
                                                                    ----------
                                                                      $847,000
                                                                    ==========


(s) Represents reduction in interest expense to reflect elimination of separate Company borrowings.


                                                                   ------------
            Cherokee                                                $1,358,917
            Texas Coinphone                                             51,325
                                                                   ------------
                                                                    $1,410,242
                                                                   ============


(t) Represents elimination of Texas Coinphone other income which relates to assets not acquired.

PHONETEL TECHNOLOGIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET AT SEPTEMBER 30, 1996

-------------------------------------------------------------------------------------------------------------------------------

                               16-Jan-97                            Pro Forma                 Pro Forma
                              04:39:23 PM                        Adjustments for             for Equity
File:PFBS                                       PhoneTel       Equity Offering and         Offering and
                                              Technologies       Debt Offering             Debt Offering         Cherokee
                                            -----------------  -------------------       ------------------  -----------------
Assets
Current assets:
Cash                                                $655,734          $83,952,579 (a)          $84,608,313           $364,691
Accounts receivable, net                           2,423,060                    -                2,423,060          3,712,950
Other current assets                                 247,426                    -                  247,426            210,439
                                            -----------------  -------------------       ------------------  -----------------
Total current assets                               3,326,220           83,952,579               87,278,799          4,288,080

Property and equipment, net                       31,682,061                    -               31,682,061         16,354,960
Intangible assets, net                            39,226,619            1,948,675 (b)           41,175,294          4,048,701
Other assets                                         705,473                    -                  705,473            665,044
                                            -----------------  -------------------       ------------------  -----------------
                                                 $74,940,373          $85,901,254             $160,841,627        $25,356,785
                                            =================  ===================       ==================  =================
Liabilities and Equity
Current liabilities:
Current long-term debt:
     Payable to related parties                   $5,234,953          ($4,717,707)(c)             $517,246                  -
     Payable to others                               995,673                    -                  995,673         $2,982,325
Current portion capital leases                       803,336             (656,947)(d)              146,389            977,433
Accounts payable                                   2,969,681                    -                2,969,681            754,048
Accrued expenses                                   3,524,690                    -                3,524,690          2,979,962
Deferred revenues                                    600,000                    -                  600,000                  -
Other unusual items and
     contractual settlements                         516,392                    -                  516,392                  -
                                            -----------------  -------------------       ------------------  -----------------
Total current liabilities                         14,644,725           (5,374,654)               9,270,071          7,693,768

Long-term debt:
     payable to related parties                   31,053,337          (31,053,337)(c)                    -                  -
     payable to others                             3,832,781          121,677,579 (e)          125,510,360         10,636,237
Capital leases                                     7,225,722           (7,093,053)(d)              132,669                  -
Deferred taxes                                             -                    -                        -            342,359
14% preferred mandatorily
     redeemable  at $6,978,963                     6,539,053                    -                6,539,053                  -
Other equity:
     Preferred stock                                       -                    -                        -          2,400,000
     Common stock                                     76,397               67,500 (f)              143,897            351,903
     Additional paid in capital                   40,541,544           17,912,500 (f)           58,454,044          1,097,630
     Accumulated deficit                         (28,973,186)         (10,235,281)(f)          (39,208,467)         2,834,888
                                            -----------------  -------------------       ------------------  -----------------
Total other equity                                11,644,755            7,744,719               19,389,474          6,684,421
                                            -----------------  -------------------       ------------------  -----------------
                                                 $74,940,373          $85,901,254             $160,841,627        $25,356,785
                                            =================  ===================       ==================  =================


----------------------------------------------------------------------------------------------------------------

                                                                    Pro Forma                  Pro Forma
                                                                 Adjustments for         for 1997 Acquisitions
File:PFBS                                         Texas               1997                  Equity Offering
                                                Coinphone         Acquisitions             and Debt Offering
                                             -----------------  ------------------       -----------------------
Assets
Current assets:
Cash                                                  $80,895        ($61,974,877)(g)               $23,079,022
Accounts receivable, net                               55,140             186,117 (h)                 6,377,267
Other current assets                                        -           1,095,230 (h)                 1,553,095
                                             -----------------  ------------------       -----------------------
Total current assets                                  136,035         (60,693,530)                   31,009,384

Property and equipment, net                         1,143,869           7,270,037 (i)                56,450,927
Intangible assets, net                                      -          25,567,230 (i)                70,791,225
Other assets                                           35,420           5,301,973 (h)                 6,707,910
                                             -----------------  ------------------       -----------------------
                                                   $1,315,324        ($22,554,290)                 $164,959,446
                                             =================  ==================       =======================
Liabilities and Equity
Current liabilities:
Current long-term debt:
     Payable to related parties                             -                   -                      $517,246
     Payable to others                               $183,300         ($3,165,625)(j)                   995,673
Current portion capital leases                              -              (6,108)(k)                 1,117,714
Accounts payable                                       39,472            (793,520)(l)                 2,969,681
Accrued expenses                                       21,590            (197,417)(l)                 6,328,825
Deferred revenues                                           -                   -                       600,000
Other unusual items and
     contractual settlements                                -                   -                       516,392
                                             -----------------  ------------------       -----------------------
Total current liabilities                             244,362          (4,162,670)                   13,045,531

Long-term debt:
     payable to related parties                             -                   -                             -
     payable to others                                626,910         (11,263,147)(j)               125,510,360
Capital leases                                         40,578             (40,578)(k)                   132,669
Deferred taxes                                              -                   -                       342,359
14% preferred mandatorily
     redeemable  at $6,978,963                              -                   -                     6,539,053
Other equity:
     Preferred stock                                        -          (2,400,000)(m)                         -
     Common stock                                     166,395            (518,298)(m)                   143,897
     Additional paid in capital                             -          (1,097,630)(m)                58,454,044
     Accumulated deficit                              237,079          (3,071,967)(m)               (39,208,467)
                                             -----------------  ------------------       -----------------------
Total other equity                                    403,474          (7,087,895)                   19,389,474
                                             -----------------  ------------------       -----------------------
                                                   $1,315,324        ($22,554,290)                 $164,959,446
                                             =================  ==================       =======================



                  The accompanying Footnotes to the Unaudited Pro
     Forma Combined Balance Sheet are an intergral part of these financial statements.

      FOOTNOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                              AT SEPTEMBER 30, 1996

(a) Represents adjustments to cash

                                                                                    -------------
            Company Stock Offering proceeds, net of estimated expense               $ 17,980,000
            Company Debt Offering proceeds, net of expenses                          118,475,000
            Repayment of borrowings under Credit Agreement                           (41,000,000)
            Fees payable on early retirement of borrowings under Credit Agreement       (430,000)
            Repayment of POA Sellers' Notes                                           (3,322,421)
            Repayment of capital lease obligation                                     (7,750,000)
                                                                                    -------------
                                                                                    $ 83,952,579
                                                                                    =============

(b) Represents adjustments to the intangibles assets

                                                                                    -------------
            Fees and expenses relating to the Company Debt Offering                 $  6,525,000
            Write-off unamortized fees pertaining to the Credit Agreement             (4,576,325)
                                                                                    -------------
                                                                                    $  1,948,675
                                                                                    =============


(c) Represents adjustments to current and long-term payable to related parties


                                                                                    -------------
            Repay current portion of borrowings under Credit Agreement             ($  4,717,707)
                                                                                    =============

            Repay long-term portion of borrowings under Credit Agreement           ($ 31,053,337)
                                                                                    =============


(d) Represents adjustments to current and long-term obligations under capital leases


                                                                                    -------------
            Repay obligations under capital leases, current portion                ($    656,947)
                                                                                    =============

            Repay obligations under capital leases, long-term obligations          ($  7,093,053)
                                                                                    =============


(e) Represents adjustments to long-term debt payable to others


                                                                                    -------------
            Repayment of POA Sellers' Notes                                        ($  3,322,421)
            Gross proceeds from Company Debt Offering                                125,000,000
                                                                                    -------------
                                                                                    $121,677,579
                                                                                    =============


(f) Represents adjustment to other stockholders' equity


            Common Stock
                                                                                                        ------------
                   Issuance of 6,750,000 shares pursuant to the Company Stock Offering                  $    67,500
                                                                                                        ============

            Additional paid-in-capital
                   Proceeds from the sale of 6,750,000 shares of Common Stock at an offering price
                   of $3.00 per share, net of estimated transaction fees of $2,270,000                  $17,912,500
                                                                                                        ============

            Accumulated deficit
                   Warrant accretion - extraordinary loss on early retirement of borrowings under
                   the Credit Agreement                                                                ($ 5,228,956)
                   Write-off of unamortized debt costs relating to the early retirement of borrowings
                   under the Credit Agreement                                                            (4,576,325)
                   Fees payable on early retirement of borrowings under the Credit Agreement               (430,000)
                                                                                                        ------------
                                                                                                       ($10,235,281)
                                                                                                        ============

(g) Represents adjustments to cash

                                                                                                        ------------
            Purchase of Cherokee and payment of related fees                                           ($58,497,503)
            Cash acquired in Cherokee Acquisition                                                           263,521
            Purchase of Texas Coinphone                                                                  (3,660,000)
            Cash not acquired in Texas Coinphone acquisition                                                (80,895)
                                                                                                        ------------
                                                                                                       ($61,974,877)
                                                                                                        ============

(h) Represents adjustments to accounts receivable, net and other assets to eliminate assets not acquired:

            Accounts receivable, net

                                                                                                        ------------
                   Cherokee                                                                             $   241,257
                   Texas Coinphone                                                                          (55,140)
                                                                                                        ------------
                                                                                                        $   186,117
                                                                                                        ============

            Other current assets
                   Cherokee                                                                             $ 1,095,230
                                                                                                        ------------
                                                                                                        $ 1,095,230
                                                                                                        ============

            Other assets
                   Cherokee                                                                            ($   665,044)
                   Texas Coinphone                                                                          (32,983)
                   Funds held pursuant to potential Rate Cap arrangements                                 6,000,000
                                                                                                        ------------
                                                                                                        $ 5,301,973
                                                                                                        ============

(i) Represents adjustments to property and equipment, net and intangible assets, net to reflect purchase price allocations

            Property and equipment

                                                                                   -----------
                   Cherokee                                                        $ 6,730,512
                   Texas Coinphone                                                     539,525
                                                                                   -----------
                                                                                   $ 7,270,037
                                                                                   ===========

            Intangible assets
                   Telephone location contracts - Cherokee                         $22,293,063
                   Noncompetition agreements - Cherokee                            $ 1,249,998
                   Telephone location contracts - Texas Coinphone                    2,024,169
                                                                                   -----------
                                                                                   $25,567,230
                                                                                   ===========


(j) Represents adjustments to current and long-term debt to others current long-term debt not acquired

                                                                                   -----------
                  Cherokee                                                        ($ 2,982,325)
                  Texas Coinphone                                                     (183,300)
                                                                                   -----------
                                                                                  ($ 3,165,625)
                                                                                   ===========

            Long-term debt not acquired
                   Cherokee                                                       ($10,636,237)
                   Texas Coinphone                                                    (626,910)
                                                                                   -----------
                                                                                  ($11,263,147)
                                                                                   ===========


(k) Represents adjustments to current and long-term capital leases

                                                                                   -----------
            Current portion of capital leases of Cherokee not acquired            ($     6,108)
                                                                                   ===========

            Long-term capital leases of Texas Coinphone not acquired              ($    40,578)
                                                                                   ===========

(l) Represents adjustments to accounts payable and accrued expenses

            Accounts payable not assumed

                                                                                         -----------
                   Cherokee                                                              ($  754,048)
                   Texas Coinphone                                                           (39,472)
                                                                                         -----------
                                                                                         ($  793,520)
                                                                                         ===========

             Accrued expenses not assumed, net of acquisition expenses
                    Cherokee                                                             ($  543,327)
                    Texas Coinphone                                                          (21,590)
                    Acquisition expenses                                                     367,500
                                                                                         -----------
                                                                                         ($  197,417)
                                                                                         ===========


(m) Represents adjustments to the other shareholders' equity


                                                                                         -----------
            Preferred stock of Cherokee redeemed prior to acquisition completion date    ($2,400,000)
                                                                                         ===========

            Common stock eliminated
                   Cherokee                                                              ($  351,903)
                   Texas Coinphone                                                          (166,395)
                                                                                         -----------
                                                                                         ($  518,298)
                                                                                         ===========

            Paid-in capital of Cherokee eliminated                                       ($1,097,630)
                                                                                         ===========

            Retained earnings eliminated .
                   Cherokee                                                              ($2,834,888)
                   Texas Coinphone                                                          (237,079)
                                                                                         -----------
                                                                                         ($3,071,967)
                                                                                         ===========